================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749

                  ---------------------------------------------

                              THE CHINA FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      C/O STATE STREET BANK & TRUST COMPANY
                             2 AVENUE DE LAFAYETTE
                                  P.O. BOX 5049
                              BOSTON, MA 02206-5049
--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                                                            Copy to:

            Elizabeth A. Watson                    Leonard B. Mackey, Jr., Esq.
                 Secretary                            Clifford Chance US LLP
           The China Fund, Inc.                        31 West 52nd Street
         4 Copley Place, 5th Floor                New York, New York 10019-6131
                 CPH-0326
             Boston, MA 02116

     (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (888) 246-2255

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2009

================================================================================

ITEM 1.  REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                  ANNUAL REPORT

                                OCTOBER 31, 2009


                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS

                                           PAGE
                                           ----
Key Highlights                                1
Asset Allocation                              2
Industry Allocation                           3
Chairman's Statement                          4
Investment Manager's Statement                5
About the Portfolio Manager                   7
Schedule of Investments                       8
Financial Statements                         14
Notes to Financial Statements                19
Report of Independent Registered Public
  Accounting Firm                            31
Other Information                            32
Board Deliberations Regarding Approval
  of Investment Management Agreements        34
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan                     38
Directors and Officers                       41

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                       FUND DATA
--------------------------------------------------------------------------------------
             NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                                JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              22,781,762
--------------------------------------------------------------------------------------
        TOTAL NET ASSETS (10/31/09)                      US$620.5 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/09)                       $27.24
--------------------------------------------------------------------------------------
     MARKET PRICE PER SHARE (10/31/09)                        $25.25
--------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------
       PERFORMANCE AS OF
           10/31/09:                    NET ASSET VALUE                   MARKET PRICE
-----------------------------------------------------------------------------------------------
            1-Year                           71.10%                           73.37%
-----------------------------------------------------------------------------------------------
       3-Year Cumulative                     79.61%                           71.96%
-----------------------------------------------------------------------------------------------
       3-Year Annualized                     21.56%                           19.81%
-----------------------------------------------------------------------------------------------
       5-Year Cumulative                    166.89%                          122.95%
-----------------------------------------------------------------------------------------------
       5-Year Annualized                     21.69%                           17.39%
-----------------------------------------------------------------------------------------------
      10-Year Cumulative                    496.38%                          608.54%
-----------------------------------------------------------------------------------------------
      10-Year Annualized                     19.55%                           21.63%
-----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        DIVIDEND HISTORY
-----------------------------------------------------------------------------------------------
          RECORD DATE                       INCOME                        CAPITAL GAINS
-----------------------------------------------------------------------------------------------
           12/24/08                         $0.4813                          $5.3361
-----------------------------------------------------------------------------------------------
           12/21/07                         $0.2800                         $11.8400
-----------------------------------------------------------------------------------------------
           12/21/06                         $0.2996                          $3.7121
-----------------------------------------------------------------------------------------------
           12/21/05                         $0.2172                          $2.2947
-----------------------------------------------------------------------------------------------
           12/22/04                         $0.1963                          $3.3738
-----------------------------------------------------------------------------------------------
           12/31/03                         $0.0700                          $1.7100
-----------------------------------------------------------------------------------------------
           12/26/02                         $0.0640                          $0.1504
-----------------------------------------------------------------------------------------------
           12/31/01                         $0.1321                               --
-----------------------------------------------------------------------------------------------
           12/31/00                              --                               --
-----------------------------------------------------------------------------------------------
           12/31/99                         $0.1110                               --
-----------------------------------------------------------------------------------------------
           12/31/98                         $0.0780                               --
-----------------------------------------------------------------------------------------------
           12/31/97                              --                          $0.5003
-----------------------------------------------------------------------------------------------
           12/31/96                         $0.0834                               --
-----------------------------------------------------------------------------------------------
           12/29/95                         $0.0910                               --
-----------------------------------------------------------------------------------------------
           12/30/94                         $0.0093                          $0.6006
-----------------------------------------------------------------------------------------------
           12/31/93                         $0.0853                          $0.8250
-----------------------------------------------------------------------------------------------
           12/31/92                         $0.0434                          $0.0116
-----------------------------------------------------------------------------------------------


(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do no guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2009 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    TEN LARGEST LISTED EQUITY INVESTMENTS *
-------------------------------------------------------------------------------
 1.  Sinopharm Medicine Holding Co., Ltd.                           4.50%
-------------------------------------------------------------------------------
 2.  Shandong Weigao Group Medical Polymer Co., Ltd.                4.44%
-------------------------------------------------------------------------------
 3.  Wumart Stores, Inc.                                            4.11%
-------------------------------------------------------------------------------
 4.  China Medical System Holdings, Ltd.                            3.66%
-------------------------------------------------------------------------------
 5.  Far Eastern Department Stores, Ltd.                            3.22%
-------------------------------------------------------------------------------
 6.  China Shineway Pharmaceutical Group, Ltd.                      2.55%
-------------------------------------------------------------------------------
 7.  Ruentex Development Co., Ltd.                                  2.33%
-------------------------------------------------------------------------------
 8.  Fushan International Energy Group, Ltd.                        2.01%
-------------------------------------------------------------------------------
 9.  Ports Design, Ltd.                                             2.00%
-------------------------------------------------------------------------------
10.  Hsu Fu Chi International, Ltd.                                 1.97%
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1.  Queenbury Investments, Ltd. (Huiyan)                           7.60%
--------------------------------------------------------------------------------
  2.  Ugent Holdings, Ltd.                                           3.68%
--------------------------------------------------------------------------------
  3.  HAND Enterprises Solutions, Ltd.                               1.32%
--------------------------------------------------------------------------------
  4.  Qingdao Bright Moon Seaweed Group Co., Ltd.                    1.10%
--------------------------------------------------------------------------------
  5.  Highlight Tech Corp.                                           0.73%
--------------------------------------------------------------------------------
  6.  China Silicon Corp., Series A Preferred                        0.68%
--------------------------------------------------------------------------------
  7.  China Silicon Corp. Common Stock                               0.16%
--------------------------------------------------------------------------------
  8.  China Silicon Corp. Warrants                                   0.00%
--------------------------------------------------------------------------------
  9.  teco Optronics Corp.                                           0.00%
--------------------------------------------------------------------------------


* Percentages based on net assets at October 31, 2009.

     INDUSTRY ALLOCATION (UNAUDITED)

--------------------------------------------------------------------------------

                                   (Pie Chart)


Consumer Discretionary.............................................   18.8%
Financials.........................................................    9.7%
Consumer Staples...................................................   16.3%
Industrials........................................................    9.1%
Health Care........................................................   21.5%
Information Technology.............................................    7.6%
Materials..........................................................    3.0%
Energy.............................................................    4.4%
Utilities..........................................................    1.8%
Telecommunications.................................................    1.3%
Others.............................................................    6.5%
Total Net Assets...................................................  100.0%



Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2009. A complete list of holdings as of October 31, 2009 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-800-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders,

A year ago, I wrote to you in the context of a calamitous year for the world's stockmarkets, and for China's in particular. Twelve months on, I am pleased to report not only that Chinese markets have enjoyed a spectacular rally, but also that your fund has continued to outperform.

Last year, your manager suggested that Chinese markets would be the 'best place to hide' in 2009 and that China was likely to be the only major economy to see robust growth this year. Happily, both predictions have proved prescient -- although with a return of more than 71% for the year, the portfolio has done more than simply 'hide' investors' capital. The fund's return for the year is primarily the result of increases in unrealized appreciation on investments in the portfolio at October 31, 2009. As a result, this year's dividend distribution will consist only of net investment income and will not include realized gains as in recent years.

Your fund's focus on resilient themes -- healthcare, strong domestic brands and beneficiaries of the improving relationship between mainland China and Taiwan -- has been the key to its outperformance this year. The massive stimulus measures unveiled by the Chinese government towards the end of last year have had direct benefits for many portfolio companies. Meanwhile, the fund's unlisted holdings continued to develop satisfactorily.

With clear signs of improvement in the Chinese economy and your fund appropriately positioned to prosper, I believe that we can look forward to 2010 with a considerable degree of confidence. I hope to report upon a further successful year in twelve months' time.

Yours sincerely,

James Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS

REVIEW

Chinese markets rallied spectacularly over the twelve months to October 31, 2009. The MSCI Golden Dragon index rose by 67.3%. The fund did better still, rising 73.37% at market value.

After the global shock caused by the collapse of Lehman Brothers in September 2008, the Chinese A-share market was the first of the world's markets to recover; it began to rally powerfully in November. This was sparked by the most significant development over the past twelve months: Beijing's announcement of a $4-trillion stimulus plan. The package included state and private investments in infrastructure (power grid, railways, airports), post-earthquake reconstruction in Sichuan, public housing, healthcare and environmental protection. Successive further stimulus measures followed, including state-driven bank lending that in January alone equalled the total for the whole of 2008 and continued apace for the first half of 2009.

Over the period, the effect of such massive doses of stimulus became clear: with third-quarter GDP growth of 8.9%, the 'magic' figure of 8% for the whole of 2009 now looks a certainty. Domestic consumption has been robust, with measures such as subsidies for the purchase of domestic appliances helping to keep retail sales strong (and helping Taiwanese exports of electronic components at the same time). In the last months of the period, property developers have returned to land auctions and labour shortages have returned to Guangdong; such is the scale of the infrastructure investment in the inland provinces that huge numbers of migrant workers have been lured away from the coastal provinces. There were some spectacular statistics (car sales in August were up 90% year on year!), although growth still appears heavily dependent on the government's largesse. Recently, however, we have seen encouraging signs of a pick-up in private investment (in September, private investment grew faster than public for the first time in a year).

Thanks to its head start, the A-share market led the Greater Chinese stockmarkets over the year, returning more than 90% -- and this despite a 22% sell-off in August, after the authorities expressed some disquiet at the pace of loan growth in the first half of the year. At the very end of the period, 28 companies listed on the new Growth Enterprise Market (GEM or ChiNext); all of these stocks more than doubled on their first day of trading.

Taiwan was the weakest market over the period as a whole, but has outperformed the Hong Kong indices considerably over the last nine months. In what was latterly a troubled period for the island, its market was able to shrug off the damage wreaked by Typhoon Morakot and the tensions that arose from the Dalai Lama's subsequent visit. The drivers here were the return of Taiwanese expatriate capital, along with continued progress in relations with Beijing. Indeed, the real benefits of improved cross-strait ties were plain to see in Kaohsiung harbour's first-half throughput, which equalled the total for 2008.

The fund's outperformance came as most of its key themes worked well over the year. Healthcare -- a major beneficiary of the stimulus measures and a sector that is immune to the vicissitudes of the global economy -- was represented in the strong performance of Shandong Weigao, China Medical Systems and China Shineway Pharmaceutical. Our cornerstone investment in Sinopharm, China's largest drug distributor, was also a notable success.

In Taiwan, our focus on domestic consumption was rewarded in the strong performance of Far Eastern Department Store and Ruentex Development. Among the exporters, WPG and China Metal benefited from strong demand from the mainland. In the island's financial sector, Yuanta Financial and Chinatrust rose on the prospective signing of a cross-strait memorandum of understanding for their industry.

Elsewhere, there were signs of money looking for value in small-caps (our Singapore-listed leasing company, Financial One, for example, was 'discovered'). We also benefited from not holding index heavyweights China Mobile and Taiwan Semiconductor.

OUTLOOK

The fund is 93% invested with holdings in 61 companies. The unlisted portion of the fund is 15%. The listed portion is 33% invested in Hong Kong-listed companies, 20% in Taiwan, 10% in A-shares and the balance in other markets. These last, often 'orphaned' stocks in terms of broker coverage, offer particular value. Two such, China Medical Systems, a well-managed drug distribution business listed on the UK's AIM market, and Financial One, a leasing company listed in Singapore, have both decided to seek listings in Hong Kong (to the benefit of their share prices).

After the strong rally, it would be no surprise for markets to take umbrage at the gradual normalization of policy, but we are seeing the first encouraging signs of increased private investment. Together with robust consumption, this should help reduce the impact, even as the outlook for exports remains grim (September's exports were down 'only' 15.2% year on year). Inflation will shortly turn positive, but looks unlikely to run away, especially as this development will trigger a resumption of the renminbi's appreciation.

Our visits to Hong Kong and Taiwan have revealed the likelihood of a construction boom in 2010, as the belated execution of substantial stimulus spending plans coincides with a recovery in private construction activity. In Taiwan, there will be the additional stimulus of the signing of a free-trade agreement with the mainland. We therefore expect to add a number of local construction and building-material companies; any market correction is likely to provide good opportunities to do so.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGER (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED AND DIRECT INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

Mr. Shifeng Ke serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ke joined Martin Currie's Asia team in 1997 and, until 2002, co-managed the China Heartland Fund, which at that time was the only offshore fund to access China's A-share market. In 2006, Martin Currie, Chris Ruffle and Shifeng established MC China Limited: a joint venture dedicated to running our range of specialist China strategies. He is co-manager of the Fund, Martin Currie's A-share products, Martin Currie's China hedge fund and the micro-cap China Development Capital Partnership. Shifeng practiced law before moving to China's ministry of labour and social security in 1990, where he worked to develop an investment policy for pension funds.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
HONG KONG
  CONSUMER DISCRETIONARY -- (4.7%)
     FU JI Food & Catering Services*#V(1)(2)..........   5,462,000           $         --
     Intime Department Store Group Co., Ltd.#(1)......  12,568,629              8,886,950
     Ports Design, Ltd.(1)............................   4,549,500             12,415,332
     Shangri-La Asia, Ltd.(1).........................   3,061,555              5,933,299
     Yorkey Optical International Cayman, Ltd.#.......   7,758,926              1,741,948
                                                                             ------------
                                                                               28,977,529
                                                                             ------------

  CONSUMER STAPLES -- (1.9%)
     Chaoda Modern Agriculture (Holdings), Ltd.(1)....  15,327,357             11,984,618
                                                                             ------------
  ENERGY -- (2.0%)
     Fushan International Energy Group, Ltd. .........  16,044,000             12,462,163
                                                                             ------------
  HEALTH CARE -- (6.1%)
     China Pharmaceutical Group, Ltd. ................  12,918,000              7,333,854
     China Shineway Pharmaceutical Group, Ltd.#.......  11,184,000             15,844,691
     Golden Meditech Co., Ltd.*#(1)...................  35,040,000              6,374,814
     Natural Beauty Bio-Technology, Ltd.#.............  48,680,000              8,291,036
                                                                             ------------
                                                                               37,844,395
                                                                             ------------
  INDUSTRIALS -- (0.9%)
     TPV Technology, Ltd. ............................   8,854,000              5,803,467
                                                                             ------------
  UTILITIES -- (1.8%)
     Xinao Gas Holdings, Ltd. ........................   5,084,000             10,981,086
                                                                             ------------
       TOTAL HONG KONG -- (Cost $61,001,520)..........               17.4%    108,053,258
                                                                     ----    ------------

HONG KONG -- "H" SHARES
  CONSUMER STAPLES -- (4.1%)
     Wumart Stores, Inc.#.............................  14,888,000             25,472,066
                                                                             ------------
  HEALTH CARE -- (8.9%)
     Shandong Weigao Group Medical Polymer Co.,
       Ltd.#..........................................   7,808,000             27,553,795
     Sinopharm Medicine Holding Co., Ltd.*#(1)(2).....   7,786,000             27,918,189
                                                                             ------------
                                                                               55,471,984
                                                                             ------------
  INDUSTRIALS -- (0.1%)
     Anhui Expressway Co., Ltd. ......................   1,163,300                733,981
                                                                             ------------
  MATERIALS -- (1.2%)
     Zijin Mining Group Co., Ltd. ....................   7,214,000              7,139,303
                                                                             ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  TELECOMMUNICATIONS -- (1.3%)
     ZTE Corp.(1).....................................   1,461,926           $  8,261,973
                                                                             ------------
          TOTAL HONG KONG -- "H" SHARES --
            (Cost $50,104,972)........................               15.6%     97,079,307
                                                                     ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) --
            (Cost $111,106,492).......................               33.0%    205,132,565
                                                                     ----    ------------

SINGAPORE
  CONSUMER STAPLES -- (4.1%)
     China Fishery Group, Ltd.#.......................  13,255,000             11,562,761
     China Milk Products Group, Ltd.*.................   4,923,000              1,584,033
     Hsu Fu Chi International, Ltd.(1)................   9,484,000             12,206,357
                                                                             ------------
                                                                               25,353,151
                                                                             ------------
  FINANCIALS -- (0.8%)
     Financial One Corp.*.............................  12,030,000              4,946,016
                                                                             ------------
  INFORMATION TECHNOLOGY -- (0.4%)
     CDW Holding, Ltd.#+..............................  54,708,000              2,542,648
                                                                             ------------
          TOTAL SINGAPORE -- (Cost $24,396,496).......                5.3%     32,841,815
                                                                     ----    ------------

TAIWAN
  CONSUMER DISCRETIONARY -- (5.3%)
     FamilyMart Co., Ltd.#............................   4,501,652              7,751,207
     Far Eastern Department Stores, Ltd. .............  19,066,931             19,962,150
     Synnex Technology International Corp. ...........   2,809,240              5,407,202
                                                                             ------------
                                                                               33,120,559
                                                                             ------------
  CONSUMER STAPLES -- (2.9%)
     Lien Hwa Industrial Corp.#.......................  16,476,881              7,675,330
     Uni-President Enterprises Corp. .................   9,112,638             10,311,013
                                                                             ------------
                                                                               17,986,343
                                                                             ------------
  FINANCIALS -- (5.7%)
     Fubon Financial Holdings Co., Ltd.*..............   4,948,000              5,613,910
     KGI Securities Co., Ltd. ........................  16,984,780              7,990,257
     Ruentex Development Co., Ltd. ...................  12,694,000             14,460,926
     Yuanta Financial Holdings Co., Ltd. .............  10,520,593              7,116,596
                                                                             ------------
                                                                               35,181,689
                                                                             ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN(CONTINUED)
  INFORMATION TECHNOLOGY -- (4.0%)
     HTC Corp. .......................................     891,900           $  9,049,811
     Taiwan Secom Co., Ltd.#..........................   4,738,000              7,298,644
     WPG Holdings Co., Ltd. ..........................   6,320,000              8,841,742
                                                                             ------------
                                                                               25,190,197
                                                                             ------------
  MATERIALS -- (1.8%)
     China Metal Products Co., Ltd. ..................   9,200,278             10,919,372
                                                                             ------------
          TOTAL TAIWAN -- (Cost $87,348,187)..........               19.7%    122,398,160
                                                                     ----    ------------

UNITED KINGDOM
  HEALTH CARE -- (3.7%)
     China Medical System Holdings, Ltd.#+............   3,623,188             22,694,682
                                                                             ------------
          TOTAL UNITED KINGDOM -- (Cost $9,940,990)...                3.7%     22,694,682
                                                                     ----    ------------

UNITED STATES
  CONSUMER DISCRETIONARY -- (1.2%)
     New Oriental Education & Technology Group,
       ADR*(1)........................................      73,400              5,126,256
     The9, Ltd., ADR(1)...............................     358,900              2,691,750
                                                                             ------------
                                                                                7,818,006
                                                                             ------------
  ENERGY -- (1.1%)
     Far East Energy Corp.*#+.........................  14,565,477              6,700,119
                                                                             ------------
  HEALTH CARE -- (2.8%)
     Mindray Medical International, Ltd., ADR(1)......     191,700              5,890,941
     WuXi PharmaTech Cayman, Inc., ADR*...............     883,490             11,335,177
                                                                             ------------
                                                                               17,226,118
                                                                             ------------
  INFORMATION TECHNOLOGY -- (1.0%)
     Sina Corp.*(1)...................................     162,700              6,083,353
                                                                             ------------
          TOTAL UNITED STATES -- (Cost $40,657,065)...                6.1%     37,827,596
                                                                     ----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $273,449,230)..........               67.8%    420,894,818
                                                                     ----    ------------

EQUITY LINKED SECURITIES
  CONSUMER STAPLES -- (3.3%)
     Dalian Zhangzidao Fishery Group Co., Ltd. Access
       Product (expiration 01/17/12) 144A,*(3)........   1,260,565              4,962,844





See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES             VALUE (NOTE A)
---------------------------------                         ------             --------------
EQUITY LINKED SECURITIES (CONTINUED)
     Shenzhen Agricultural Products Co., Ltd. Access
       Product  (expiration 01/17/12) 144A,*(3)......    6,800,000            $ 10,686,778
     Wuliangye Yibin Co., Ltd. Access Product
       (expiration 01/20/10) 144A,(3)................    1,403,507               4,610,521
                                                                              ------------
                                                                                20,260,143
                                                                              ------------
  ENERGY -- (1.3%)
     China Yangtze Power Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(4)................    4,169,077               7,980,935
                                                                              ------------
  FINANCIALS -- (3.2%)
     Citic Securities Co., Ltd. China (expiration
       09/23/13) 144A,*(4)...........................    2,260,600               8,949,690
     Shanghai Yuyuan Tourist Mart Co., Ltd.
       (expiration 03/26/14) 144A,(4)................    2,385,020               6,818,834
     Zhejiang Guyuelongshan Access Product
       (expiration 10/07/13) 144A,(4)................    3,658,900               4,453,383
                                                                              ------------
                                                                                20,221,907
                                                                              ------------
  INDUSTRIALS -- (2.6%)
     Daqin Railway Co., Ltd. Access Product
       (expiration 11/02/11) 144A,*(4)...............    3,807,000               5,436,579
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 01/20/10) 144A,*(3).......    1,816,700               3,769,652
     Suning Appliance Co., Ltd. Access Product
       (expiration 01/20/10) 144A,(3)................    2,874,013               6,805,663
                                                                              ------------
                                                                                16,011,894
                                                                              ------------
          TOTAL EQUITY LINKED SECURITIES --
            (Cost $49,424,537).......................                 10.4%     64,474,879
                                                                     -----    ------------

DIRECT INVESTMENTS
  CONSUMER DISCRETIONARY -- (7.6%)
     Queenbury Investments, Ltd., (Huiyan) (acquired
       05/06/08)*#+(2)(5)............................          450              47,108,700
                                                                              ------------
  INDUSTRIALS -- (1.8%)
     Highlight Tech Corp., (acquired
       09/12/07)*#+(2)(5)(6).........................    2,525,170               4,499,999
     Qingdao Bright Moon Seaweed Group Co., Ltd.,
       (acquired 02/28/08)*#+(2)(5)(6)...............   31,827,172               6,842,842
                                                                              ------------
                                                                                11,342,841
                                                                              ------------



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES             VALUE (NOTE A)
---------------------------------                         ------             --------------
DIRECT INVESTMENTS (CONTINUED)
  INFORMATION TECHNOLOGY -- (2.2%)
     China Silicon Corp. Common Stock, (acquired
       01/08-10/09)*#+(2)(5).........................    1,171,572            $    995,836
     China Silicon Corp. Warrants (expiration
       11/30/10), (acquired 11/30/07)*#+(2)(5).......      685,450                      --
     China Silicon Corp., Series A Preferred
       (acquired 11/30/07)#+(2)(5)...................       27,418               4,241,565
     HAND Enterprise Solutions, Ltd., (acquired
       02/01/07)*#+(2)(5)............................      500,000               8,200,000
     teco Optronics Corp., (acquired
       04/26/04)*#+(2)...............................    1,861,710                      --
                                                                              ------------
                                                                                13,437,401
                                                                              ------------

                                                           FACE
                                                          AMOUNT
                                                          ------
  INDUSTRIALS -- (3.7%)
     Ugent Holdings, Ltd., 12.0% 06/04/12
       (acquired 04/06/09)*#+@(2)(5).................  177,000,000              22,837,973
                                                       -----------            ------------
          TOTAL DIRECT INVESTMENTS -- (Cost
            $84,235,752).............................                 15.3%     94,726,915
                                                                     -----    ------------

                                                          SHARES
                                                          ------
COLLATERAL FOR SECURITIES ON LOAN -- (4.9%)
     State Street Navigator Prime Portfolio..........   30,294,046              30,294,046
                                                                              ------------
          TOTAL COLLATERAL FOR SECURITIES ON
            LOAN -- (Cost $30,294,046)...............                  4.9%     30,294,046
                                                                     -----    ------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
SHORT TERM INVESTMENTS UNITED STATES
     Repurchase Agreement with State Street Bank and
       Trust, 0.15%, 10/30/09(7).....................   33,201,000              33,201,000
                                                                              ------------
          TOTAL UNITED STATES -- (Cost $33,201,000)..                  5.3%     33,201,000
                                                                     -----    ------------

TOTAL INVESTMENTS -- (Cost $470,604,565).............                103.7%    643,591,658
                                                                     -----    ------------
OTHER ASSETS AND LIABILITIES.........................                 (3.7)%   (23,124,663)
                                                                     -----    ------------

NET ASSETS...........................................                100.0%   $620,466,995
                                                                     =====    ============






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Notes to Schedule of Investments

 *  Denotes non-income producing security.

  #  Illiquid security.

 V  Security is in default.

  +  Affiliated issuer (see Note B).

@  The bond contains a feature or option to be converted into common stock.

(1) A portion or all of the security was held on loan. As of October 31, 2009, the market value of the securities loaned was $27,006,695.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(3) Equity linked securities issued by Citigroup Global Markets Holdings.

(4) Equity linked securities issued by Credit Lyonnais (CLSA).

(5) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by Board of Directors at fair market value as of October 31, 2009.

(6) The Fund holds a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7) Repurchase agreement, dated 10/30/09, due 11/02/09 with repurchase proceeds of $33,201,028 is collateralized by US Treasury Bill 0.15% due 04/15/10 with a market value of $33,866,277.

144A Securities restricted for resale to Qualified Institutional Buyers. At October 31, 2009, these restricted securities amounted to $64,384,879, which represented 10.38% of total net assets.

ADR American Depositary Receipt.

FORWARD FOREIGN CURRENCY CONTRACTS:

                                                                                                      UNREALIZED
                                                                                                     APPRECIATION/
 CURRENCY     SETTLEMENT DATE         LOCAL AMOUNT          BASE AMOUNT           MARKET VALUE      (DEPRECIATION)
 --------     ---------------         ------------          -----------           ------------      --------------
CNY (Sell)       11/30/2009           122,079,803           $17,382,150           $17,874,710         $(492,560)
 CNY (Buy)       11/30/2009           122,079,803            17,540,201            17,874,710            334,509
TWD (Sell)       11/30/2009           572,709,241            17,382,150            17,661,902          (279,752)
 TWD (Buy)       11/30/2009           572,709,241            18,055,147            17,661,902          (393,245)


CNY - Chinese Yen
TWD - Taiwan Dollar



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $364,583,323)
     (securities on loan $27,006,695) (Note A)......................  $516,927,294
  Investments in affiliated investments, at value (cost
     $106,021,242) (Notes A and F)..................................   126,664,364
                                                                      ------------
  Total Investments.................................................   643,591,658
  Cash..............................................................           174
  Foreign currency, at value (cost $8,711,874)......................     8,804,323
  Receivable for securities lending income..........................        19,302
  Dividends and interest receivable.................................       961,401
  Receivable for open forward currency contracts....................       334,509
  Prepaid expenses..................................................        48,126
                                                                      ------------
TOTAL ASSETS........................................................   653,759,493
                                                                      ------------

LIABILITIES
  Payable for investments purchased.................................       169,302
  Payable upon return of collateral for securities loaned...........    30,294,046
  Payable for open forward currency contracts.......................     1,165,557
  Investment management fee payable (Note B)........................       501,479
  Administration and custodian fees payable (Note B)................       111,450
  Directors fee payable (Note B)....................................        20,675
  Payable for taxes on dividends....................................        11,091
  Contingent liability (Note A).....................................       717,795
  Accrued expenses and other liabilities............................       301,103
                                                                      ------------
TOTAL LIABILITIES...................................................    33,292,498
                                                                      ------------
TOTAL NET ASSETS....................................................  $620,466,995
                                                                      ============

COMPOSITION OF NET ASSETS:
  Paid in capital (Note C)..........................................   454,105,882
  Undistributed net investment income...............................     5,981,080
  Accumulated net realized loss on investments and foreign currency
     transactions...................................................   (11,868,413)
  Net unrealized appreciation on investments and foreign currency
     translations...................................................   172,248,446
                                                                      ------------
TOTAL NET ASSETS....................................................  $620,466,995
                                                                      ============


NET ASSET VALUE PER SHARE
  ($620,466,995/22,781,762 shares of common stock outstanding)......        $27.24
                                                                            ======






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- (including dividends of $2,506,299 from non-
     controlled affiliates, net of tax withheld of $580,381) (Note
     F).............................................................  $  9,454,914
  Interest income (including interest of $1,404,687 from non-
     controlled affiliates, net of tax withheld of $79,875).........     3,049,380
  Securities lending income.........................................       354,863
                                                                      ------------
     TOTAL INVESTMENT INCOME........................................    12,859,157
                                                                      ------------

EXPENSES
  Investment Management fees (Note B)...............................     4,149,008
  Custodian fees (Note B)...........................................       695,480
  Administration fees (Note B)......................................       450,388
  Directors' fees and expenses (Note B).............................       353,716
  Stock dividend tax expense........................................       119,170
  Legal fees........................................................       186,334
  Printing and postage..............................................       118,122
  Shareholder service fees..........................................       173,081
  Insurance.........................................................        50,668
  Audit and tax service fees........................................       125,953
  Stock exchange listing fee........................................        38,240
  Transfer agent fees...............................................        40,579
  Chief Compliance Officer fee......................................        54,598
  Miscellaneous expenses............................................        98,542
                                                                      ------------
     TOTAL EXPENSES.................................................     6,653,879
                                                                      ------------

NET INVESTMENT INCOME...............................................     6,205,278
                                                                      ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized loss on investments .................................   (10,127,219)
  Net realized gain on non-controlled affiliate transactions (Note
     F).............................................................       135,926
  Net realized loss on foreign currency transactions................      (221,898)
                                                                      ------------
                                                                       (10,213,191)
                                                                      ------------
  Net change in unrealized appreciation/(depreciation) on
     investments....................................................   262,646,585
  Net change in unrealized appreciation/(depreciation) on foreign
     currency transactions..........................................      (831,048)
                                                                      ------------
                                                                       261,815,537
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS......................................................   251,602,346
                                                                      ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $257,807,624
                                                                      ============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            YEAR ENDED           YEAR ENDED
                                                         OCTOBER 31, 2009     OCTOBER 31, 2008
                                                         ----------------     ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................    $   6,205,278        $   8,481,100
  Net realized gain/(loss) on investments and foreign
     currency transactions.............................      (10,213,191)          95,324,572
  Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions..      261,815,537         (538,291,891)
                                                           -------------        -------------
  Net increase/(decrease) in net assets from
     operations........................................      257,807,624         (434,486,219)
                                                           -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................       (8,737,395)          (4,080,764)
  Capital gains........................................      (96,870,178)        (172,579,378)
                                                           -------------        -------------
  Total distributions to shareholders..................     (105,607,573)        (176,660,142)
                                                           -------------        -------------

CAPITAL SHARE TRANSACTIONS:
  Fund shares sold (Note C)............................               --                   --
  Reinvestment of distributions (4,628,021 and
     3,577,780 shares, respectively)...................       73,909,497          123,648,061
                                                           -------------        -------------
  Net increase in net assets from capital share
     transactions......................................       73,909,497          123,648,061
                                                           -------------        -------------
INCREASE (DECREASE) IN NET ASSETS......................      226,109,548         (487,498,300)

NET ASSETS:
  Beginning of year....................................      394,357,447          881,855,747
                                                           -------------        -------------
  End of year..........................................    $ 620,466,995        $ 394,357,447
                                                           =============        =============

Undistributed net investment income, end of year.......    $   5,981,080        $   8,736,686
                                                           =============        =============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH -
-----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations.............  $ 257,807,624
     Adjustments to reconcile net increase in net assets from
       operations to net cash provided from operating activities:
     Purchases of investment securities............................   (153,551,782)
     Proceeds from disposition of investment securities............    210,428,495
     Net purchases of short-term investments.......................    (33,201,000)
     Proceeds from foreign cash transactions.......................       (187,979)
     Collateral for securities loaned..............................     11,421,675
     Increase in dividends and interest receivable.................        (31,912)
     Decrease in receivable for securities lending income..........         86,007
     Increase in prepaid expenses..................................           (278)
     Decrease in payable for securities purchased..................       (109,411)
     Decrease upon return of collateral for securities loaned......    (11,421,675)
     Increase in accrued expenses and other liabilities............        141,533
     Net change in unrealized (appreciation)/depreciation on
       foreign currency contracts..................................        831,048
     Net change in unrealized (appreciation)/depreciation on
       investments.................................................   (262,646,585)
     Net realized gain from investments............................      9,991,293
                                                                     -------------
       Net cash provided by operating activities...................     29,557,053
                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash distributions paid.......................................    (31,698,076)
                                                                     -------------
       Net cash used for financing activities......................    (31,698,076)
                                                                     -------------
NET DECREASE IN CASH...............................................     (2,141,023)
CASH AT BEGINNING OF PERIOD........................................     10,945,520
                                                                     -------------
CASH AT END OF PERIOD..............................................  $   8,804,497
                                                                     =============
Noncash financing activities not included herein consist of:
          Reinvestment of distributions............................  $  73,909,497



See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------
                                            2009(1)     2008      2007(2)     2006       2005
                                           --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE*
Net asset value, beginning of year.......  $  21.72   $  60.50   $  31.40   $  23.25   $  26.27
                                           --------   --------   --------   --------   --------
Net investment income....................      0.29       0.49       0.28       0.30       0.21
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions...........................     11.24     (25.66)     32.83      10.36       0.34
                                           --------   --------   --------   --------   --------
Total income (loss) from investment
  operations.............................     11.53     (25.17)     33.11      10.66       0.55
                                           --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income....     (0.48)     (0.28)     (0.30)     (0.22)     (0.20)
  Distributions from net realized capital
     gains...............................     (5.34)    (11.84)     (3.71)     (2.29)     (3.37)
                                           --------   --------   --------   --------   --------
Total dividends and distributions........     (5.82)    (12.12)     (4.01)     (2.51)     (3.57)
                                           --------   --------   --------   --------   --------
Capital Share Transactions:
  (Dilution) to net asset value,
     resulting from issuance of shares in
     stock dividend......................     (0.19)     (1.49)      0.00       0.00       0.00
                                           ========   ========   ========   ========   ========
Net asset value, end of year.............  $  27.24   $  21.72   $  60.50   $  31.40   $  23.25
                                           ========   ========   ========   ========   ========
Per share market price, end of year......  $  25.25   $  19.87   $  51.67   $  30.40   $  24.55
                                           ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE).................................     73.37%    (48.06)%    90.97%     37.20%     (5.50)%
                                           ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's)..........  $620,467   $394,357   $881,856   $455,206   $334,496
Ratio of net expenses to average net
  assets.................................      1.44%      1.20%      1.08%      1.26%      1.44%
Ratio of gross expenses to average net
  assets.................................      1.44%      1.23%      1.08%      1.26%      1.44%
Ratio of net expenses to average net
  assets, excluding stock dividend tax
  expense................................      1.42%      1.11%      1.04%      1.23%      1.38%
Ratio of net investment income to average
  net assets.............................      1.36%      1.28%      0.67%      1.09%      1.04%
Portfolio turnover rate..................        34%        49%        46%        50%        26%


*  Per share amounts have been calculated using the average share method.

(1) The fund was audited by Ernst & Young LLP for the year ended October 31, 2009. The previous periods were audited by another independent registered public accounting firm.

(2) The Fund's Direct Investment Advisor changed as of June 2007.



See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2009 relate to the valuation of Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments not traded on an exchange are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract.

Factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values from third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING: The Fund may lend any of its securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. Effective March 26, 2009, the Board approved the increase in the amount of securities that the Fund could lend from 25% to 33 1/3% of the Fund's total assets. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of income in respect of securities on loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Prime Portfolio. Prior to April 7, 2009, the Fund invested in Securities Lending Quality Trust. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2009, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

  VALUE OF     VALUE OF CASH       TOTAL
 SECURITIES      COLLATERAL      COLLATERAL
 ----------    -------------    -----------
$27,006,695     $30,294,046     $30,294,046


FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions including transactions in forward foreign

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


currency contracts. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund's accompanying Statement of Operations.

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, identified as "Access Products" in the Schedule of Investments are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At October 31, 2009, the Fund held equity-linked Access Product warrants through Credit Lyonnais ("CLSA") and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

DIRECT INVESTMENTS: The Fund may invest up to 25% of the net proceeds from its offerings of its outstanding common stock in direct investments. Direct investments are generally restricted and do not have a readily available

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


resale market. The value of these securities at October 31, 2009 was $94,726,915 or 15.3% of the Fund's net asset value. The table below details the acquisition date, cost, and value of the Fund's direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

SECURITY                                          ACQUISITION DATE       COST         VALUE
--------                                          ----------------   -----------   -----------
China Silicon Corp., Series A Preferred*........      11/30/2007     $ 6,552,874   $ 4,241,565
China Silicon Corp. Common Stock................     01/08-10/09         961,241       995,836
HAND Enterprise Solutions, Ltd. ................      02/01/2007       3,164,274     8,200,000
Highlight Tech. Corp. ..........................      09/12/2007       4,519,421     4,499,999
Qingdao Bright Moon Seaweed Group Co., Ltd......      02/28/2008       7,116,942     6,842,842
Queenbury Investments, Ltd. (Huiyan)............      05/06/2008      38,515,190    47,108,700
teco Optronics Corp. ...........................      04/26/2004         567,320            --
Ugent Holdings, Ltd. ...........................      04/06/2009      22,838,490    22,837,973
                                                                     -----------   -----------
                                                                     $84,235,752   $94,726,915
                                                                     ===========   ===========



* The purchase of China Silicon Corp., Series A Preferred resulted in the Fund receiving 685,450 shares of China Silicon Corp. common stock warrants. Each warrant entitles the Fund to purchase twenty five shares of common stock at an exercise price of USD$2.98 per share, subject to adjustment.

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Since the Fund's inception, no claims have been made under these indemnification obligations. The Fund is not aware of any facts that would give rise to a claim against the Fund under these arrangements.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency contract transactions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund made distributions of $8,738,986 from Ordinary Income and $96,868,587 from Long-Term Capital Gains during the year ended October 31, 2009. For the year ended October 31, 2008 the Fund made distributions of $45,470,844 from Ordinary Income and $131,189,298 from Long-Term Capital Gains. As of October 31, 2009, the components of distributable earnings on a tax basis was $5,842,398 for undistributed ordinary income. At that date, the Fund had $170,529,912 of net unrealized appreciation on a tax basis. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. As of October 31, 2009, the Fund had a capital loss carryforward of $9,991,827, expiring in 2017.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million. Martin Currie Inc. is also the investment manager for the Fund's direct investments. Martin Currie Inc. receives a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund's assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. Effective January 1, 2009, the Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $15,000 respectively, plus $3,000 for each Board of Directors' meeting or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings. Prior to January 1, 2009, the Fund paid the Chairman of the Board an annual fee of $27,500, plus the Fund paid the Chairman of the Board and each of the directors $1,000 for each Valuation Committee teleconference.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at an annual rate of 0.13% of the Fund's average weekly net assets up to $150 million, 0.11% of the next $150 million and 0.06% of the next $400 million and 0.05% of those in excess of $400 million subject to certain minimum requirements for fund administration services. The Fund also pays State Street $100,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2009, the Fund did not participate in this program. At October 31, 2009, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2009, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $153,551,782 and $211,775,978, respectively. At October 31, 2009, the cost of investments for federal income tax purposes was $472,481,151. Gross unrealized appreciation of investments was $194,262,996, while gross unrealized depreciation of investments was $23,152,489, resulting in net unrealized appreciation of investments of $171,110,507.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                             GAIN REALIZED
                              BALANCE OF     GROSS        GROSS     BALANCE OF                                 ON SALE OF
                             SHARES HELD   PURCHASES      SALES    SHARES HELD     VALUE      INCOME FROM     SHARES AS OF
                             OCTOBER 31,      AND          AND     OCTOBER 31,  OCTOBER 31,  NON-CONTROLLED   OCTOBER 31,
NAME OF ISSUER                   2008      ADDITIONS   REDUCTIONS      2009         2009       AFFILIATES         2009
---------------------------  -----------  -----------  ----------  -----------  -----------  --------------  -------------
CDW Holding, Ltd. .........   60,000,000           --   5,292,000   54,708,000  $ 2,542,648    $  348,248       $135,926
China Medical System
  Holdings, Ltd. ..........    3,623,188           --          --    3,623,188   22,694,682       905,797             --
China Silicon Corp. Common
  Stock....................      183,396      988,176          --    1,171,572      995,836            --             --
China Silicon Corp., Series
  A Preferred+.............       27,418           --          --       27,418    4,241,565       524,759             --
China Silicon Corp.
  Warrants.................      685,450           --          --      685,450           --            --             --
Far East Energy Corp. .....   10,478,634    4,086,843          --   14,565,477    6,700,119            --             --
HAND Enterprise Solutions,
  Ltd. ....................      500,000           --          --      500,000    8,200,000            --             --
Highlight Tech. Corp. .....    3,366,893           --     841,723    2,525,170    4,499,999     1,016,469             --
Qingdao Bright Moon........   31,827,172           --          --   31,827,172    6,842,842       727,495             --
Queenbury Investments, Ltd.
  (Huiyan).................          450           --          --          450   47,108,700            --             --
Ugent Holdings, Ltd. ......           --  177,000,000          --  177,000,000   22,837,973            --             --
teco Optronics Corp........    1,861,710           --          --    1,861,710           --            --             --
Wuxi PAIHO**...............   11,734,701           --  11,734,701           --           --       388,218             --


* Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.
**    Securities are no longer considered affiliated as of October 31, 2009.
+ China Silicon Corp., Series A Preferred had a stock dividend paid in China Silicon Corp. Common Stock.

NOTE G -- NEW ACCOUNTING PRONOUNCEMENTS
Beginning with the 2009 annual financial statements, the Fund adopted the authoritative guidance for uncertainty in income taxes, Income Taxes. This guidance requires the Fund to recognize a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Fund should measure the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund's federal tax returns filed for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008 remain subject to examination by the Internal Revenue Service.

On October 31, 2009, the Fund adopted the FASB amendments to general standards, Subsequent Events, on accounting for and disclosures of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. Management has evaluated events and has determined that there are no material events that would require disclosure in the Fund's financial statements through December 17, 2009, the date the financial statements were issued.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE H -- FAIR VALUE MEASUREMENT
Effective November 1, 2008, the Fund adopted Fair Value Measurements and Disclosures. Accordingly, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

     - Level 1 -- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

     -  Level 3 -- Inputs that are unobservable.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

ASSETS VALUATION INPUT

DESCRIPTION                                   LEVEL 1       LEVEL 2        LEVEL 3         TOTAL
-----------                                ------------   -----------   ------------   ------------
COMMON STOCK AND OTHER EQUITY INTERESTS
  Hong Kong
     Consumer Discretionary.............   $ 28,977,529   $        --   $         --   $ 28,977,529
     Consumer Staples...................     11,984,618            --             --     11,984,618
     Energy.............................     12,462,163            --             --     12,462,163
     Health Care........................     37,844,395            --             --     37,844,395
     Industrials........................      5,803,467            --             --      5,803,467
     Utilities..........................     10,981,086            --             --     10,981,086
                                           ------------   -----------   ------------   ------------
  Total Hong Kong.......................    108,053,258            --             --    108,053,258
                                           ------------   -----------   ------------   ------------
  Hong Kong -- "H" Shares
     Consumer Staples...................     25,472,066            --             --     25,472,066
     Health Care........................     27,553,795            --     27,918,189     55,471,984
     Industrials........................        733,981            --             --        733,981
     Materials..........................      7,139,303            --             --      7,139,303
     Telecommunications.................      8,261,973            --             --      8,261,973
                                           ------------   -----------   ------------   ------------
  Total Hong Kong -- "H" Shares.........     69,161,118            --     27,918,189     97,079,307
                                           ------------   -----------   ------------   ------------
  Singapore
     Consumer Staples...................     25,353,151            --             --     25,353,151
     Financials.........................      4,946,016            --             --      4,946,016
     Information Technology.............      2,542,648            --             --      2,542,648
                                           ------------   -----------   ------------   ------------
  Total Singapore.......................     32,841,815            --             --     32,841,815
                                           ------------   -----------   ------------   ------------
  Taiwan
     Consumer Discretionary.............     33,120,559            --             --     33,120,559
     Consumer Staples...................     17,986,343            --             --     17,986,343
     Financials.........................     35,181,689            --             --     35,181,689
     Information Technology.............     25,190,197            --             --     25,190,197
     Materials..........................     10,919,372            --             --     10,919,372
                                           ------------   -----------   ------------   ------------
  Total Taiwan..........................    122,398,160            --             --    122,398,160
                                           ------------   -----------   ------------   ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESCRIPTION                                   LEVEL 1       LEVEL 2        LEVEL 3         TOTAL
-----------                                ------------   -----------   ------------   ------------
  United Kingdom
     Health Care........................   $ 22,694,682   $        --   $         --   $ 22,694,682
                                           ------------   -----------   ------------   ------------
  Total United Kingdom..................     22,694,682            --             --     22,694,682
                                           ------------   -----------   ------------   ------------
  United States
     Consumer Discretionary.............      7,818,006            --             --      7,818,006
     Energy.............................      6,700,119            --             --      6,700,119
     Health Care........................     17,226,118            --             --     17,226,118
     Information Technology.............      6,083,353            --             --      6,083,353
                                           ------------   -----------   ------------   ------------
  Total United States...................     37,827,596            --             --     37,827,596
                                           ------------   -----------   ------------   ------------
TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS.............................    392,976,629            --     27,918,189    420,894,818
                                           ------------   -----------   ------------   ------------
EQUITY LINKED SECURITIES
  Consumer Staples......................     20,260,143            --             --     20,260,143
  Energy................................      7,980,935            --             --      7,980,935
  Financials............................     20,221,907            --             --     20,221,907
  Industrials...........................     16,011,894            --             --     16,011,894
                                           ------------   -----------   ------------   ------------
TOTAL EQUITY LINKED SECURITIES..........     64,474,879            --             --     64,474,879
                                           ------------   -----------   ------------   ------------
DIRECT INVESTMENTS
  Consumer Discretionary................             --            --     47,108,700     47,108,700
  Industrials...........................             --            --     34,180,814     34,180,814
  Information Technology................             --            --     13,437,401     13,437,401
                                           ------------   -----------   ------------   ------------
TOTAL DIRECT INVESTMENTS................             --            --     94,726,915     94,726,915
                                           ------------   -----------   ------------   ------------
COLLATERAL FOR SECURITIES ON LOAN.......             --    30,294,046             --     30,294,046
SHORT TERM INVESTMENTS
  UNITED STATES.........................             --    33,201,000             --     33,201,000
                                           ------------   -----------   ------------   ------------
TOTAL INVESTMENTS.......................    457,451,508    63,495,046    122,645,104    643,591,658
                                           ------------   -----------   ------------   ------------
FORWARD FOREIGN CURRENCY CONTRACTS......             --       334,509             --        334,509
                                           ------------   -----------   ------------   ------------
Total...................................   $457,451,508   $63,829,555    122,645,104   $643,926,167
                                           ------------   -----------   ------------   ------------
LIABILITIES
FORWARD FOREIGN CURRENCY CONTRACTS......             --     1,165,557             --      1,165,557
                                           ------------   -----------   ------------   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending October 31, 2009:

                                                                                                                        CHANGE IN
                                                                                                                       UNREALIZED
                                                                                                                      APPRECIATION
                                                                                                                     (DEPRECIATION)
                                                                                              NET                         FROM
                                                                              CHANGE IN    TRANSFERS                   INVESTMENTS
                           BALANCE AS      NET        ACCRUED    REALIZED    UNREALIZED    IN AND/OR  BALANCE AS OF      HELD AT
INVESTMENTS IN             OF OCTOBER   PURCHASES    DISCOUNTS     GAIN     APPRECIATION     OUT TO    OCTOBER 31,     OCTOBER 31,
SECURITIES                  31, 2008     (SALES)    (PREMIUMS)    (LOSS)   (DEPRECIATION)   LEVEL 3        2009           2009
--------------            -----------  -----------  ----------  ---------  --------------  ---------  -------------  --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
  Consumer
     Discretionary......  $ 4,484,385  $(2,620,877)     $--     $(700,113)   $(1,163,395)     $--      $         --    $        --
  Health Care...........           --   16,252,377       --            --     11,665,812       --        27,918,189     11,665,812
  Materials.............      155,259     (156,497)      --       (31,412)        32,650       --                --             --
                          -----------  -----------      ---     ---------    -----------      ---      ------------    -----------
                            4,639,644   13,475,003       --      (731,525)    10,535,067       --        27,918,189     11,665,812
                          -----------  -----------      ---     ---------    -----------      ---      ------------    -----------
DIRECT INVESTMENTS
  Consumer
     Discretionary......   38,459,700           --       --            --      8,649,000       --        47,108,700      8,649,000
  Industrials...........   16,675,038   17,587,609       --            --        (81,833)      --        34,180,814       (146,250)
  Information
     Technology.........   10,011,966      524,759       --            --      2,900,676       --        13,437,401      2,786,401
                          -----------  -----------      ---     ---------    -----------      ---      ------------    -----------
                           65,146,704   18,112,368       --            --     11,467,843       --        94,726,915     11,289,151
                          ===========  ===========      ===     =========    ===========      ===      ============    ===========
                          $69,786,348  $31,587,371      $--     $(731,525)   $22,002,910      $--      $122,645,104    $22,954,963
                          ===========  ===========      ===     =========    ===========      ===      ============    ===========



NOTE I -- DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Effective January 1, 2009, the Fund adopted amendments to authoritative guidance related to Derivatives and Hedging, which required enhanced disclosures addressing: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund's financial statements. The following table, grouped into

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

appropriate risk categories, discloses the amounts related to the Funds use of derivative instruments and hedging activities at October 31, 2009:

                                                                 FOREIGN
                                                                EXCHANGE
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS         CONTRACTS RISK      TOTAL
----------------------------------------------------         --------------   ----------
ASSET DERIVATIVES(1)
Forward Contracts..........................................    $  334,509     $  334,509
LIABILITY DERIVATIVES(2)
Forward Contracts..........................................     1,165,557      1,165,557


   (1) Statements of Assets and Liabilities location: Receivable for open forward currency contracts.

   (2) Statements of Assets and Liabilities location: Payable for open forward currency contracts.

Transactions in derivative instruments during the year ended October 31, 2009, were as follows:

                                                                  FOREIGN
                                                                 EXCHANGE
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS          CONTRACTS RISK     TOTAL
----------------------------------------------------          --------------   ---------
REALIZED GAIN (LOSS)(1)
Forward Contracts...........................................     $(221,898)    $(221,898)
CHANGE IN APPRECIATION (DEPRECIATION)(2)....................
Forward Contracts...........................................      (831,048)     (831,048)


   (1) Statements of Operations location: Net realized loss on foreign currency transactions.

   (2) Statements of Operations location: Net change in unrealized depreciation on foreign currency transactions.

All open derivative positions at year end are reflected on the Fund's Schedule of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the Fund's reporting period.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the Fund), including the schedule of investments, as of October 31, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2008 and the financial highlights for each of the four years in the period ended October 31, 2008 were audited by another independent registered public accounting firm whose report, dated December 29, 2008, expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund Inc. at October 31, 2009, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the year ended October 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

Boston, Massachusetts
December 17, 2009

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TAX INFORMATION

CAPITAL GAINS DISTRIBUTIONS: $96,868,587 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

FOREIGN TAXES CREDIT: The Fund designates $757,817 as foreign taxes paid and $9,643,137 as a foreign source income earned for regular Federal income tax purposes.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2009, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY


                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-
2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2009.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2009 for the third quarter of this fiscal year and is available on the Securities and

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of April 27, 2009, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND

Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets pursuant to two investment management and advisory agreements with the Fund: a "Listed Management Agreement" and a "Direct Management Agreement" (as defined below). Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Fund may invest up to 100% of the portion of the Fund's assets allocated for investment in listed securities (the "Listed Investments") pursuant to the Listed Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Listed Investments that is computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Investments up to US$315 million and 0.50% of the Fund's average weekly net assets consisting of Listed Investments in excess of US$315 million (the "Listed Investment Management Fee").

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments (the "Direct Investments") pursuant to the Direct Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Direct Investments that is computed weekly and payable monthly at an annual rate of 2.00% of the Fund's average weekly value of the Fund's assets consisting of Direct Investments (the "Direct Investment Management Fee").

ANNUAL APPROVAL PROCESS

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Listed Management Agreement and the Direct Management Agreement (together, the "Advisory Agreements") once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of Martin Currie and reviews and evaluates Martin Currie's professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

In determining whether it was appropriate to approve the Advisory Agreements during fiscal 2009, the Board requested from Martin Currie information that the Board believed to be reasonably necessary to reach its conclusion. This information together with the information provided to the Directors throughout the course of the year formed the primary basis for the Directors' determinations.

The Board met in executive session for the purpose of considering the approval of the Advisory Agreements. During the executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Advisory Agreements. The Directors reviewed the contract renewal materials provided by Martin Currie, including, but not limited to (1) an organizational overview of Martin Currie and biographies of those personnel providing services to the Fund, (2) copies of the Listed Management Agreement, as amended, and the Direct Management Agreement,
(3) a profitability analysis of Martin Currie, (4) financial statements

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


of Martin Currie, (5) Form ADV of Martin Currie, and (6) performance and fee comparison data provided by Fundamental Data, an independent third party vendor of such information.

The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Advisory Agreements at an "in person" meeting held on June 11, 2009 (the "Meeting"). In evaluating the Advisory Agreements, the Directors drew on materials provided to them by Martin Currie. In deciding whether to renew the Advisory Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Advisory Agreements,
(2) the investment performance of the Fund's Listed Investments and Direct Investments (together, the "Fund's Investments"), (3) the costs to Martin Currie of its services and the profits realized by Martin Currie from its relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Advisory Agreements Martin Currie is responsible for managing the Fund's Investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's transactions in the Fund's Investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced or have at least 50% of their assets, in China or
(iii) constituting direct equity investments in companies organized in China. They also noted the experience and expertise of Martin Currie as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's Investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's portfolio, in monitoring and securing the Fund's compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, had been of high quality, and could be expected to remain so.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Performance of the Fund's Investments

The Directors noted that, in view of the distinctive investment objective of the Fund, the Fund's investment performance over the review period was above average. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that the Fund outperformed the MSCI Golden Dragon Index for the one-, three-, five- and ten-year periods ending April 30, 2009 (at both net asset value and market price). They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the Directors concluded that the performance of the Fund was above average.

3. The Costs to Martin Currie of its Services and the Profits Realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with general data on the Fund's profitability to Martin Currie. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive. The Directors also discussed whether the compensation of Martin Currie personnel was at an appropriate level to retain and motivate employees.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that, other than the advisory fees payable to Martin Currie under the Advisory Agreements, there is no other investment advisory, brokerage, or other fee received or receivable by Martin Currie or its affiliates from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale

On the basis of their discussions with Martin Currie's management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. It was noted in the Board's discussion with representatives of Martin Curie that Martin Currie's assets under management from its China business had increased substantially and as such Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized dealing facilities that pool transactions across all of its clients. The Board indicated that these economies of scale were appropriately reflected in the breakpoint in the Fund's fee structure.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds, i.e., public funds that invest primarily in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited; the total number of comparable funds, which included the Fund, was nineteen. They also noted that there are no other public funds with a dedicated direct investment component that provide a fee comparison. It was noted that the closest comparison would be private equity funds and those funds normally have a base fee of 2% of assets and an incentive based fee based on gains realized on portfolio investments, and thus, the Directors determined that the Direct Investment Management Fee compares favorably with the fees of private equity funds. It was also noted that, while the Direct Investment Management Fee is higher than the fees paid by other public funds, the Listed Investment Management Fee compared favorably with management fees of other similar public funds and the effective combined fees under the Listed Management Agreement and the Direct Management Agreement were lower than the fees for most other similar public funds. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratios. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fees.

APPROVAL OF THE ADVISORY AGREEMENTS

The Directors approved the continuance of the Fund's Advisory Agreements with Martin Currie after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been above average, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will automatically be a participant (a "Participant") in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund's common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund's common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A ("Computershare" or the "Plan Agent") act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to "Computershare" along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant's check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


request for investment of such funds null and void, and shall immediately remove from the Participant's account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant's account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant's account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant's account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant's account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant's continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant's proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant's Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent's transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants' accounts, all dividends and distributions payable on the shares of common stock held in the Participants' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

                                                 PRINCIPAL           NUMBER OF
NAME (AGE) AND                                 OCCUPATION(S)       FUNDS IN THE
ADDRESS OF                      DIRECTOR       OR EMPLOYMENT        COMPLEX (1)    OTHER DIRECTORSHIPS/
DIRECTORS           POSITION(-    SINCE            DURING           OVERSEEN BY      TRUSTEESHIPS IN
OR NOMINEES FOR       S)HELD      (TERM          PAST FIVE         THE DIRECTOR       PUBLICLY HELD
DIRECTOR            WITH FUND     ENDS)            YEARS            OR NOMINEE          COMPANIES
---------------    -----------  --------  -----------------------  ------------  -----------------------
James J.           Chairman of    1992    Attorney, Nomos (law           1       Fromageries Bel S.A.
  Lightburn        the           (2012)   firm) (2004-present);
  (66)...........  Board and              Attorney, member of
  13, Rue          Director               Hughes Hubbard & Reed
  Alphonse de                             (law firm)
  Neuville 75017
  Paris, France
                                          (1993-2004).
Michael F.         Director       1992    Chairman, Holland &            1       The Holland Balanced
  Holland (65)...                (2010)   Company L.L.C.                         Fund, Inc.; Reaves
  375 Park Avenue                         (investment adviser)                   Utility Income Fund;
  New York,                               (1995-present).                        The Taiwan Fund, Inc.;
  New York 10152                                                                 State Street Master
                                                                                 Funds and State Street
                                                                                 Institutional
                                                                                 Investment Trust
William C. Kirby   Director       2007    Director, John K.              1
  (59)...........                (2011)   Fairbank Center for
  Harvard                                 Chinese Studies,
  University                              Harvard University
  CGIS South                              (2006-present);
  Building                                Chairman, Harvard China
  1730 Cambridge                          Fund (2006-present);
  Street                                  Harvard University
  Cambridge, MA                           Distinguished Service
  02138                                   Professor
                                          (2006-present); Dean of
                                          the Faculty of Arts and
                                          Sciences Harvard
                                          University (2002-2006).
Joe O. Rogers      Director       1992    The Rogers Team LLC            1       The Taiwan Fund, Inc.
  (60)...........                (2010)   (real estate),                         (1986-present)
  2477 Foxwood                            organizing member (July
  Drive                                   2001-present); Manager,
  Chapel Hill, NC                         The J-Squared Team LLC
  27514                                   (real estate) (April
                                          2003-May 2004).
Nigel S. Tulloch   Director       1992    Director, The HSBC             1
  (63)...........                (2011)   China Fund Limited
  7 Circe Circle                          (1992-2005).
  Dalkeith
  WA6009
  Australia



   (1) The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

DIRECTORS AND OFFICERS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OFFICERS OF THE FUND

The following table provides information concerning each of the officers of the Fund.

                      POSITION(S)
NAME (AGE) AND            HELD       OFFICER    PRINCIPAL OCCUPATION(S) OR EMPLOYMENT
ADDRESS OF OFFICERS    WITH FUND      SINCE             DURING PAST FIVE YEARS
-------------------   -----------   ---------   -------------------------------------
Jamie Skinner (48)..  President     September   Director, Head of Client Services,
  Martin Currie                        2009     Martin Currie Investment Management
  Investment                                    Limited since October 2004.
  Management Saltire
  Court
  20 Castle Terrace
  Edinburgh EH1 2ES
  Scotland
  United Kingdom
Chris Ruffle (51)...  Vice           December   Director, MC China Limited (2006-
  Martin Currie       President        2008     present); Director, Heartland Capital
  Investment                                    Management Limited, (2006-present);
  Advisers Saltire                              Director, Martin Currie Investment
  Court                                         Management Limited (1995-2006).
  20 Castle Terrace
  Edinburgh, EH12ES
  Scotland
Shifeng Ke (44).....  Vice           December   Director, MC China Limited, (2006-
  Martin Currie       President        2008     present); Director, Heartland Capital
  Investment                                    Management Limited, (2006-present);
  Advisers Saltire                              Director, Martin Currie Investment
  Court                                         Management Limited (2004-2006).
  20 Castle Terrace
  Edinburgh, EH12ES
  Scotland
Paul F. Hahsey        Chief          October    Director, Foreside Compliance
  (37)..............  Compliance       2007     Services, LLC (2008-present);
  Foreside            Officer                   Compliance Manager, Foreside
  Compliance                                    Compliance Services, LLC (2005-2008);
  Services, LLC                                 Compliance Consultant, MetLife Group,
  Three Canal Plaza,                            Inc. (2001-2005).

  Suite 100,
  Portland, ME 04101
Laura F. Healy        Treasurer      December   Vice President, State Street Bank and
  (45)..............                   2008     Trust Company (July 2007-present);
  2 Avenue de                                   Senior Director, Investors Bank and
  Lafayette,                                    Trust Company (January 2002-July
  Boston, MA 02111                              2007).
Brian O'Sullivan      Assistant       March     Vice President, State Street Bank and
  (34)..............  Treasurer        2009     Trust Company (December 2006-
  801 Pennsylvania                              present);  Assistant Vice President,
  Ave                                           State Street Bank and Trust Company
  Kansas City, MO                               (March 2004-December 2006).
  64105
Elizabeth A. Watson   Secretary      December   Vice President and Managing Counsel,
  (55)..............                   2008     State Street Bank and Trust Company
  4 Copley Place,                               (August 2007-present); Vice President
  Boston, MA 02206                              and General Counsel (May 2004-July
                                                2007) and Chief Compliance Officer
                                                (July 2004-October 2006),
                                                Quantitative Investment Advisors,
                                                Inc.; Clerk (July 2004-July 2007),
                                                Chief Legal Officer (January 2007-
                                                July 2007), Chief Compliance Officer
                                                (July 2004-December 2005),
                                                Quantitative Group of Funds;
                                                President and General Counsel, U.S.
                                                Boston Capital Corporation (May 2004-
                                                July 2007); Principal, Watson &
                                                Associates (2002-2004).
Francine S. Hayes     Assistant        June     Vice President and Senior Counsel,
  (41)..............  Secretary        2005     State Street Bank and Trust Company
  4 Copley Place,                               (2004-present); Assistant Vice
  Boston, MA 02206                              President and Counsel, State Street
                                                Bank and Trust Company (2001-2004).

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Michael F. Holland, Director
William Kirby, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Jamie Skinner, President
Chris Ruffle, Vice President
Shifeng Ke, Vice President
Paul Hahesy, Chief Compliance Officer of the Fund
Laura Healy, Treasurer
Elizabeth A. Watson, Secretary
Brian O'Sullivan, Assistant Treasurer
Francine Hayes, Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2.  CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)   (1)   The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

      (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

      For the fiscal year ended October 31, 2009, Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$85,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

      For the fiscal year ended October 31, 2009, Deloitte & Touche LLP ("Deloitte"), the Fund's previous independent registered public accounting firm, billed the Fund aggregate fees of US$35,700 for professional services rendered for the review of financial statements included in the Fund's semi-annual report to shareholders.

      For the fiscal year ended October 31, 2008, Deloitte, billed the Fund aggregate fees of US$67,465 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b)   Audit-Related Fees

      For the fiscal year ended October 31, 2009, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

      For the fiscal year ended October 31, 2009, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

      For the fiscal year ended October 31, 2008, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c)   Tax Fees

      For the fiscal year ended October 31, 2009, E&Y billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

      For the fiscal year ended October 31, 2009, Deloitte billed the Fund aggregate fees of US$0 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

      For the fiscal year ended October 31, 2008, Deloitte billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)   All Other Fees

      For the fiscal years ended October 31, 2009, E&Y did not bill the Fund for other fees.

      For the fiscal years ended October 31, 2009 and October 31, 2008, Deloitte did not bill the Fund for other fees.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which E&Y or Deloitte billed the Fund fees for the fiscal years ended October 31, 2009 and October 31, 2008, respectively, were pre-approved by the Audit Committee.

      For the fiscal years ended October 31, 2009 and October 31, 2008, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y or Deloitte.

(f)   Not applicable.

(g)   Not applicable.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by E&Y (and, previously, by Deloitte) to State Street Bank and Trust Company is compatible with maintaining E&Y's and Deloitte's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are James J. Lightburn, Nigel Tulloch, Joe O. Rogers, William Kirby and Michael F. Holland.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment adviser, Martin Currie, Inc.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of January 5, 2010, the portfolio managers of the registrant are as follows:

CHRIS RUFFLE
PORTFOLIO MANAGER, CHINA AND TAIWAN
INVESTMENT EXPERIENCE: 22 YEARS

Mr. Ruffle joined Martin Currie Investment Management Ltd ("MCIM") in 1994 and is currently a director. Fluent in Mandarin and Japanese, Chris has worked in the Far East since 1983. He initially worked in Beijing, Shanghai and Australia for Wogen Resources. He moved to Tokyo in 1987 to work as an analyst for Warburg Securities, and established their Taiwan office in 1990. Chris joined Martin Currie in 1994, moving to work in Taipei from 2000 and in Shanghai from 2002. In 2006, Chris, Ke Shifeng and Martin Currie established MC China Ltd - a joint venture dedicated to running Martin Currie's range of specialist China strategies. With Shifeng, he co-manages Martin Currie's China small and mid cap strategies.

KE SHIFENG
PORTFOLIO MANAGER, CHINA AND TAIWAN
INVESTMENT EXPERIENCE: 12 YEARS

Mr. Shifeng practiced law before moving to China's ministry of labor and social security in 1990, where he worked to develop an investment policy for pension funds. Mr. Shifeng joined Martin Currie's Asia team in 1997 and co-managed the China Heartland Fund, which at that time was the only offshore fund to access China's A-share market, until 2002. In 2006, Martin Currie, Chris Ruffle and Ke Shifeng established MC China Ltd - a joint venture dedicated to running Martin Currie's range of specialist China strategies. He co-manages Martin Currie's China small and mid cap strategies.

(a)(2)

CHRIS RUFFLE

As of October 31, 2009, Chris Ruffle managed 2 mutual funds with a total of approximately US$590 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately US$1,152 million in assets; and 13 other accounts with a total of approximately US$1,937 million in assets.

Of these pooled investment vehicles, 4 vehicles with a total of approximately US$342 million in assets, had performance based fees.

Of these other accounts, 4 accounts with a total of approximately US$524 million in assets, had performance based fees.

KE SHIFENG

As of October 31, 2009, Ke Shifeng managed 2 mutual funds with a total of approximately US$590 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately US$1,152 million in assets; and 13 other accounts with a total of approximately US$1,937 million in assets.

Of these pooled investment vehicles, 4 vehicles with a total of approximately US$342 million in assets, had performance based fees.

Of these other accounts, 4 accounts with a total of approximately US$524 million in assets, had performance based fees.

CONFLICTS OF INTEREST:

Messrs. Ruffle's and Shifeng's simultaneous management of the Fund and other pooled investment vehicles and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other pooled investment vehicles and accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION:

Messrs. Ruffle and Shifeng receive a fee based upon assets under management of The China Fund as compensation for their management of The China Fund. In addition to being portfolio managers of The China Fund, Messrs. Ruffle and Shifeng serve in a similar capacity for other products advised by Martin Currie (or an affiliate). For their service managing certain other products advised by Martin Currie, Messrs. Ruffle and Shifeng receive a fee based upon assets under management of that product and a fee based upon the absolute performance (i.e. performance of the product overall and calculated without respect to a benchmark) of that product.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2009.

Portfolio Manager                   Dollar Range of Fund Shares Beneficially Owned
Chris Ruffle                        $500,001 - $1,000,000
Ke Shifeng                          $100,001 - $  500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:    /s/ Jamie Skinner
       -----------------------------------------
       Jamie Skinner
       President of The China Fund, Inc.

Date:  January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Jamie Skinner
       -----------------------------------------
       Jamie Skinner
       President of The China Fund, Inc.

Date:  January 6, 2010

By:    /s/ Laura F. Healy
       -----------------------------------------
       Laura F. Healy
       Treasurer of The China Fund, Inc.

Date:  January 6, 2010